Exhibit 3a

Exhibit B to Secretary's Certificate

FILED

1966 DEC 15 ... SECRETARY OF STATE

RESTATED ARTICLES OF INCORPORATION

OF

WINNEBAGO INDUSTRIES, INC.

TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

Pursuant to the provisions of Chapter 496A of the 1966 Code of Iowa, the Iowa Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment and Restated Articles of Incorporation.

(1). The name of the Corporation is Winnebago Industries, Inc. The effective date of its incorporation was the 12th day of February, 1958. Its original name was Modernistic Industries of Iowa.

(2). The following Amended and Restated Articles of Incorporation were adopted by the Shareholders of the Corporation entitled to vote thereon on the 10th day of December, 1966, in the manner prescribed by the Iowa Business Corporation Act, and the following Amended and Restated Articles of Incorporation correctly sets forth the corresponding provisions of the Articles of Incorporation as heretofore or hereby amended, and the following Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and all previous amendments thereto:

ARTICLE I

NAME OF CORPORATION:

The name of the Corporation shall be "Winnebago Industries, Inc."

ARTICLE II

DURATION:

The period of its duration shall be perpetual.

ARTICLE III

POWERS AND PURPOSES:

The Corporation shall have unlimited power to engage in, or do any lawful act concerning any or all lawful businesses for which Corporations may be organized under said Act.

ARTICLE IV

CAPITAL STOCK:

The aggregate number of shares which the Corporation shall be authorized to issue is Five Million (5,000,000) shares of Common Stock having a par value of One Dollar ($1.00) each, all being of a single class.

Each Common share shall be entitled to one vote at each meeting of the shareholders. The Common Stockholders shall have all voting rights and control of the Corporation.

It is further provided that none of the said Common Stock of this Corporation shall be issued other than for cash, materials or equipment to be provided for this Corporation; the value of which shall be determined by the Board of Directors.

No Shareholder shall have any pre-emptive right to acquire additional shares of the Corporation nor shall any Shareholder have any pre-emptive right to acquire treasury shares of the Corporation.

At the time of adoption of this Amended and Restated Articles of Incorporation, the Corporation had outstanding One Hundred Thirty-three Thousand Nine Hundred Ten (133,910) shares of Common Stock having a par value of Five Dollars ($5.00) each, for which issuance, the aggregate sum of Six Hundred Sixty-nine Thousand Five Hundred Fifty Dollars ($669,550.00) has been paid into the Corporation and constitutes its stated capital. Upon issuance of Restated Certificate of Incorporation by the Secretary of State, all of said shares of outstanding Five Dollar ($5.00) par Common Stock thus issued by the Corporation shall be forthwith surrendered to the Corporation for cancellation and exchange for Common Stock of the Corporation having a par value of One Dollar ($1.00) per share, using as the basis for exchange and reissue Five (5) for One (1), resulting upon reissue in 669,550 outstanding shares of Common Stock having a par value of One Dollar ($1.00) each and the unchanged paid in and stated capital value of Six Hundred Sixty-nine Thousand Five Hundred Fifty Dollars ($669,550.00)

ARTICLE V

THE REGISTERED OFFICE AND AGENT:

The address of the registered office of the Corporation shall be 201-202 Secor Building, Forest City, Iowa, and its registered agent at such address shall be Elliott E. Cooper.

ARTICLE VI

DIRECTORS:

The number of directors constituting the Board of Directors of the Corporation shall be not more than Seven (7) nor less than three (3) with the present Board consisting of five (5) and the names and addresses of such persons serving as Directors until the next annual meeting of the Shareholders or until their successors are elected and qualified are:

John K. Hanson, 606 South 4th Street, Forest City, Iowa
G. W. Peterson, 846 West J Street, Forest City, Iowa
Gerald E. Boman, 935 West J Street, Forest City, Iowa
Luise V. Hanson, 606 South 4th Street, Forest City, Iowa
Elliott E. Cooper, 201-202 Secor Building, Forest City, Iowa

* * * * * * *

(3). That the said Amended and Restated Articles of Incorporation were adopted at a special meeting of the Common Stockholders of said Corporation held on the 10th day of December, 1966; said Common Stockholders being the only shareholders of the Corporation.

(4). The number of Common Shares of the Corporation outstanding at the time of such adoption was One Hundred Thirty-three Thousand Nine Hundred Ten (133,910); and the number of Common Shares entitled to vote thereon was One Hundred Thirty-three Thousand Nine Hundred Ten (133,910); that the number of shares voted for such amendment was 131,512; and the number of shares voted against such amendment was none.

(5). The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

| Class | Number of Shares |
|---|---|
| Common | 133,910 |

(6). The number of shares of each class entitled to vote thereon as a class, voted for and against such Amended and Restated Articles of Incorporation.

| Class | Number of Shares Voted For | Number of Shares Voted Against |
|---|---|---|
| Common | 131,512 | none |

Dated December 10th, 1966.

WINNEBAGO INDUSTRIES, INC.

by John K Hanson
Its President

by Elliott E. Cooper
Its Secretary

STATE OF IOWA

COUNTY OF WINNEBAGO, ss

On this 10th day of December, 1966, before me, Betty J. Baldwin, a Notary Public in and for said County, personally appeared John K. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn, did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that said Corporation has no Seal; that said Amended and Restated Articles of Incorporation was signed and executed on behalf of the Corporation by authority of its Board of Directors and its Stockholders entitled to vote and its Common Stockholders as a class; and the said John K. Hanson and Elliott E. Cooper acknowledged the execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Betty J. Baldwin
Betty J. Baldwin, Notary Public in and for Winnebago County, Iowa

[Notary seal: BETTY J. BALDWIN]

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa
This instrument recorded in Book 71-22, Page 23 Dec. 14 1966
Expires Perpetual Cert. No. 352897
Filed By Elliott E. Cooper Receipt No. 33897
Filing Fee 5.00 Recording Fee 2.00 [illegible] Secretary of State

## ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF WINNEBAGO INDUSTRIES, INC.

RECEIVED 1968 MAY 24 ... 28 SECRETARY OF STATE IOWA

*To the Secretary of State of the State of Iowa:*

*Pursuant to the provisions of Section 58 of the Iowa Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:*

*(1) The name of the Corporation is Winnebago Industries, Inc. The effective date of its incorporation was the 12th day of February, 1958. Its original name was Modernistic Industries of Iowa.*

*(2) The following Amendment of the Amended and Restated Articles of Incorporation was adopted by the shareholders of the Corporation entitled to vote thereon on May 20th, 1968, in the manner prescribed by the Iowa Business Corporation Act:*

*Article IV of the Amended and Restated Articles of Incorporation of Winnebago Industries, Inc., is hereby amended in its entirety to read as follows:*

### ARTICLE IV

CAPITAL STOCK:

*The aggregate number of shares which the Corporation shall be authorized to issue is Ten Million (10,000,000) shares of Common Stock having a par value of Fifty Cents ($.50) each, all being of a single class.*

*Each common share shall be entitled to one vote at each meeting of shareholders. The common shareholders shall have all voting rights and control of the corporation.*

*No shareholder shall have any pre-emptive right to acquire additional shares of the corporation nor shall any shareholder have any pre-emptive right to acquire treasury shares of the corporation.*

*At the time of adoption of this Article of Amendment to the Amended and Restated Articles of Incorporation, the Corporation had outstanding One Million Three Hundred Eighty-seven Thousand One Hundred (1,387,100) shares of Common Stock, having a par value of One Dollar ($1) each, for which issuance, the aggregate sum of One Million Three Hundred Eighty-seven Thousand One Hundred Dollars ($1,387,100) has been paid into the Corporation or transferred from its surplus and constitutes its stated capital. Upon issuance of a Certificate of Amendment by the Secretary of State, said shares of outstanding One Dollar ($1) par value Common Stock thus issued by the Corporation are hereby changed and reclassified into Two Million Seven Hundred Seventy-four Thousand Two Hundred (2,774,200) shares of Common Stock having a par value of Fifty Cents ($.50) each and each holder of record of a certificate for one or more shares of Common Stock of the Corporation as of the close of business on the date this amendment becomes effective shall be entitled to receive, as soon as practicable and without surrender of such certificate, a certificate or certificates representing one additonal share for each share represented by certificates registered in the name of such holder at the close of business on the date this amendment becomes effective, and the stated capital of the Corporation shall be unchanged.*

(3) The said Articles of Amendment to the Amended and Restated Articles of Incorporation was adopted at the Annual Meeting of the Common Shareholders of the Corporation held on the 24 day of May, 1968; said Common Shareholders being the only Shareholders of the Corporation.

(4) The number of Common Shares of the Corporation outstanding at the time of such adoption was One Million Three Hundred Eighty-seven Thousand One Hundred (1,387,100); the number of Common Shares entitled to vote thereon was One Million Three Hundred Eight-seven Thousand One Hundred (1,387,100); the number of shares voted for such amendment was 1,357,313; and the number of shares voted against such amendment was 240.

(5) The manner in which the reclassification of the Corporation's Common Shares shall be effected by such amendment is set forth in such amendment.

(6) Such amendment does not effect a change in the amount of stated capital of the Corporation, which amount shall remain unchanged as the sum of One Million Three Hundred Eighty-seven Thousand One Hundred Dollars ($1,387,100).

Dated this 20th day of May, 1968.

WINNEBAGO INDUSTRIES, INC.

by [signature]
John K. Hanson, President

by [signature]
Elliott E. Cooper, Secretary

STATE OF IOWA

COUNTY OF WINNEBAGO, ss

On this 20th day of May, 1968, before me, Betty J. Baldwin, a Notary Public in and for said County, personally appeared John K. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn, did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said Corporation: that said Articles of Amendment of the Amended and Restated Articles of Incorporation was signed and executed on behalf of the Corporation by authority of its Board of Directors and its Stockholders entitled to vote; and the said John K. Hanson and Elliott E. Cooper acknowledged the execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

[signature]
Betty J. Baldwin, Notary Public in and for Winnebago County, Iowa

| OFFICE OF THE SECRETARY OF STATE<br>Des Moines, Iowa |
| --- |
| This instrument recorded in Book P-23 Page 356 May 24 1968 |
| Expires Perpetual Cert. No. 19469 Receipt No. |
| Filed By Elliott E. Cooper [signature] |
| Filing Fee 20.00 Recording Fee 1.00 [signature] Secretary of State |

ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

WINNEBAGO INDUSTRIES, INC.

To the Secretary of State of the State of Iowa:

Pursuant to the provisions of Section 58 of the Iowa Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

(1) The name of the Corporation is Winnebago Industries, Inc. The effective Date of its incorporation was the 12th day of February, 1958. Its original name was Modernistic Industries of Iowa.

(2) The following Amendment of the Amended and Restated Articles of Incorporation was adopted by the shareholders of the Corporation entitled to vote thereon on May 22, 1969, in the manner prescribed by the Iowa Business Corporation Act:

Article IV of the Amended and Restated Articles of Incorporation of Winnebago Industries, Inc., is hereby amended in its entirety to read as follows:

ARTICLE IV

CAPITAL STOCK:

The aggregate number of shares which the Corporation shall be authorized to issue is Twenty Million (20,000,000) shares of Common Stock having a par value of Fifty Cents ($.50) each, all being of a single class.

Each common share shall be entitled to one vote at each meeting of shareholders. The common shareholders shall have all voting rights and control of the corporation.

No shareholder shall have any pre-emptive right to acquire additional shares of the corporation nor shall any shareholder have any pre-emptive right to acquire treasury shares of the corporation.

(3) The said Articles of Amendment to the Amended and Restated Articles of Incorporation was adopted at the Annual Meeting of the Common Shareholders of the Corporation held on the 22nd day of May, 1969; said Common Shareholders being the only shareholders of the Corporation.

(4) The number of Common Shares of the Corporation outstanding at the time of such adoption was Three Million Twenty-four Thousand Two Hundred (3,024,200); the number of Common Shares entitled to vote thereon was Three Million Twenty-four Thousand Two Hundred (3,024,200); the number of shares voted for such amendment was 2,736,093; and the number of shares voted against such amendment was 415.

(5) Such Amendment does not require exchange, reclassification or cancellation of issued shares.

*(6) Such amendment does not effect a change in the amount of stated capital of the Corporation.*

*Dated this 22nd day of May, 1969.*

*WINNEBAGO INDUSTRIES, INC.*

*by* John K Hanson
*John K. Hanson, President*

*by* Elliott E. Cooper
*Elliott E. Cooper, Secretary*

*STATE OF IOWA*

*COUNTY OF WINNEBAGO, ss*

*On this 22nd day of May, 1969, before me, Betty J. Baldwin, a Notary Public in and for said County, personally appeared John K. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn, did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said Corporation; that said Articles of Amendment of the Amended and Restated Articles of Incorporation was signed and executed on behalf of the Corporation by authority of its Board of Directors and its Stockholders entitled to vote; and the said John K. Hanson and Elliott E. Cooper acknowledged the execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.*

Betty J. Baldwin
*Betty J. Baldwin, Notary Public in and for Winnebago County, Iowa.*

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa
This instrument recorded in Book L-24, Page 575, June 25, 1969
Expires Perpetual, Cert. No. 21239, Receipt No. —
Filed By Elliott Cooper, Atty, Forest City, Iowa
Filing Fee 20.00 Recording Fee 1.00 [signature] Secretary of State

RECEIVED

'70 MAY 28 AM 8 55

SECRETARY OF STATE
IOWA

*ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED*

*ARTICLES OF INCORPORATION OF*

*WINNEBAGO INDUSTRIES, INC.*

*To the Secretary of State of the State of Iowa:*

*Pursuant to the provisions of Section 58 of the Iowa Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:*

*(1) The name of the Corporation is Winnebago Industries, Inc. The effective date of its incorporation was the 12th day of February, 1958. Its original name was Modernistic Industries of Iowa.*

*(2) The following Amendment of the Amended and Restated Articles of Incorporation was adopted by the shareholders of the Corporation entitled to vote thereon on May 21, 1970, in the manner prescribed by the Iowa Business Corporation Act:*

*Article VI of the Amended and Restated Articles of Incorporation of Winnebago Industries, Inc., is hereby amended in its entirety to read as follows:*

*ARTICLE VI*

*DIRECTORS:*

*The number of directors constituting the Board of Directors of the Corporation shall be not more than fifteen (15) nor less than three (3), the precise number to be specified in the By-Laws of the Corporation.*

*(3) The said Articles of Amendment to the Amended and Restated Articles of Incorporation was adopted at the Annual Meeting of the Common Shareholders of the Corporation held on the 21st day of May, 1970; said Common Shareholders being the only shareholders of the Corporation.*

*(4) The number of Common Shares of the Corporation outstanding at the time of such adoption was Six Million Forty-eight Thousand Four Hundred (6,048,400); the number of Common Shares entitled to vote thereon was Six Million Forty-eight Thousand Four Hundred (6,048,400); the number of shares voted for such amendment was* 4,605,379*; and the number of shares voted against such amendment was* 15,567.

*(5) Such Amendment does not require exchange, reclassification or cancellation of issued shares.*

*(6) Such amendment does not effect a change in the*

amount of stated capital of the Corporation.

Dated this 21st day of May, 1970.

WINNEBAGO INDUSTRIES, INC. CORPORATE SEAL IOWA

WINNEBAGO INDUSTRIES, INC.

by John K. Hanson
John K. Hanson, President

by Elliott E. Cooper
Elliott E. Cooper, Secretary

STATE OF IOWA

COUNTY OF WINNEBAGO, ss

On this 21st day of May, 1970, before me, Betty J. Baldwin, a Notary Public in and for said County, personally appeared John K. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn, did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said Corporation; that said Articles of Amendment of the Amended and Restated Articles of Incorporation was signed and executed on behalf of the Corporation by authority of its Board of Directors and its Stockholders entitled to vote; and the said John K. Hanson and Elliott E. Cooper acknowledged the execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

BEVERLY J. KIPSCHBAUM Iowa NOTARIAL SEAL

Betty J. Baldwin
Betty J. Baldwin, Notary Public in and for Winnebago County, Iowa.

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa
This instrument recorded in Book G-25, Page 380 May 26 1970
Expires Perpetual Cert. No. 22749 Receipt No. —
Filed By Winnebago Industries, Inc., Forest City, Iowa
Filing Fee $20.00 Recording Fee $1.00 [signature] Secretary of State

STATEMENT OF CHANGE OF REGISTERED OFFICE,
OF REGISTERED AGENT, OR BOTH,
OF

WINNEBAGO INDUSTRIES, INC.

RECEIVED
MAR 18 1971
SECRETARY OF STATE

To the Secretary of State
of the State of Iowa:

Pursuant to the provisions of the Iowa Business Corporation Act, the undersigned corporation, organized under the laws of the State of Iowa, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Iowa:

I. The name of the corporation is Winnebago Industries, Inc.

II. The address of its present registered office is 201-202 Secor Bldg., Forest City, Iowa
(Old Address)

III. The address to which its registered office is to be changed is 145 South Clark Street, Forest City, Iowa 50436
(New Address)

IV. The name of its present registered agent is Elliott E. Cooper

V. The name of its successor registered agent is Elliott E. Cooper

VI. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

VII. Such change was authorized by resolution duly adopted by its board of directors.

Dated March 10, 1971.

WINNEBAGO INDUSTRIES, INC.

By Gerald E. Boman
Its ~~President~~ Vice-President

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa
This instrument recorded in Book X-25, Page 387 March 18 1971
Expires Perpetual Corp. No. 6718 Receipt No. ——
Filed By Elliott E. Cooper, Atty, Forest City, Ia 50436
Filing Fee $1.00 Recording Fee $.50 ... Secretary of State

State of Iowa

Winnebago County

I, Gerald E. Boman, being first duly sworn on oath, depose and state that I am the Vice-President of Winnebago Industries, Inc., and that I executed the foregoing instrument as Vice-President of the corporation, and that the statements contained therein are true.

Gerald E. Boman

Subscribed and sworn to before me this 10th day of March A. D. 1971.

Raymond M. Beadle
Notary Public in and for Winnebago County.

DOMESTIC FEE: $1.50
FOREIGN FEE: $1.00

ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

WINNEBAGO INDUSTRIES, INC.

To the Secretary of State of the State of Iowa:

Pursuant to the provisions of Section 58 of the Iowa Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

(1) The name of the Corporation is Winnebago Industries, Inc. The effective date of its incorporation was the 12th day of February, 1958. Its original name was Modernistic Industries of Iowa.

(2) The following Amendment of the Amended and Restated Articles of Incorporation was adopted by the shareholders of the Corporation entitled to vote thereon on May 25, 1972, in the manner prescribed by the Iowa Business Corporation Act:

Article IV of the Amended and Restated Articles of Incorporation of Winnebago Industries, Inc., is hereby amended in its entirety to read as follows:

ARTICLE IV

CAPITAL STOCK:

"The aggregate number of shares which the Corporation shall be authorized to issue is sixty million (60,000,000) shares of Common Stock having a par value of fifty cents ($.50) each, all being of a single class.

Each common share shall be entitled to one vote at each meeting of Shareholders. The Common Shareholders shall have all voting rights and control of the Corporation.

No Shareholder shall have any pre-emptive right to acquire additional shares of the Corporation nor shall any Shareholder have any pre-emptive right to acquire treasury shares of the Corporation."

(3) The said Articles of Amendment to the Amended and Restated Articles of Incorporation was adopted at the Annual Meeting of the Common Shareholders of the Corporation held on the 25th day of May, 1972; said Common Shareholders being the only shareholders of the Corporation.

(4) The number of Common Shares of the Corporation outstanding at the time of such adoption was Twelve Million Six-Hundred Thousand Fifty-Nine (12,600,059); the number of Common Shares entitled to vote thereon was Twelve Million Six-Hundred Thousand Fifty Nine (12,600,059); the number of shares voted for such amendment was 9,424,018 ; and the number of shares voted against such amendment was 4,702 .

(5) Such Amendment does not require exchange, reclassification or cancellation of issued shares.

(6) Such Amendment does not effect a change in the amount of stated capital of the Corporation.

Dated this 25th day of May, 1972

WINNEBAGO INDUSTRIES, INC.

WINNEBAGO INDUSTRIES, INC. CORPORATE -o- SEAL IOWA

By John V. Hanson
John V. Hanson, President

By Elliott E. Cooper
Elliott E. Cooper, Secretary

STATE OF IOWA )
) SS
COUNTY OF WINNEBAGO )

On this 25th day of May, 1972, before me, Frank K. Schmidt, a Notary Public in and for said County, personally appeared John V. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn, did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said Corporation; that said Articles of Amendment to the Amended and Restated Articles of Incorporation was signed and executed on behalf of the Corporation by authority of its Board of Directors and its Shareholders entitled to vote; and the said John V. Hanson and Elliott E. Cooper acknowledged the execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Frank K. Schmidt
Frank K. Schmidt, Notary Public in and for Winnebago County, Iowa

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa
This instrument recorded in Book 7-26, Page 573. Miscel.
Corporations Volume 25 715 Receipt No.
Filed By Elliott C. Cooper, atty. Forest City
Filing Fee 20.00 Recording Fee $1.60
Secretary of State

RECEIVED

1973 FEB 22 AM 8:28

SECRETARY OF STATE
IOWA

# ARTICLES OF MERGER
# OF
# MAROFF CORPORATION
# INTO
# WINNEBAGO INDUSTRIES, INC.

TO: Secretary of State of the State of Iowa

Pursuant to the provisions of Section 496A.72 of the 1971 Code of Iowa, being the "Iowa Business Corporation Act", the undersigned adopts the following Articles of Merger for the merging of Maroff Corporation into Winnebago Industries, Inc., the surviving corporation:

## ARTICLE I

Maroff Corporation, an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective February 25, 1973, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Maroff Corporation shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Maroff Corporation now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and canceled.

## ARTICLE II

That the outstanding shares of Maroff Corporation consists of one class only, being common, and total 3,120 shares in number, all held and owned by Winnebago Industries, Inc., the surviving corporation.

## ARTICLE III

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Maroff Corporation, Winnebago Industries, Inc. has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 20th day of February, 1973.

WINNEBAGO INDUSTRIES, INC.

by [signature]
John V. Hanson, President

by [signature]
Elliott E. Cooper, Secretary

[Corporate seal: WINNEBAGO INDUSTRIES CORPORATE SEAL IOWA]

STATE OF IOWA
) ss
COUNTY OF WINNEBAGO

On this 20th day of February, 1973, before me, Frank F. Sinnard, a Notary Public in and for said county, personally appeared John V. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said John V. Hanson and Elliott E. Cooper acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Frank F. Sinnard
Frank F. Sinnard, Notary Public in and for Winnebago County, Iowa.

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa

This instrument recorded in Book Q-27 Page 243 February 22, 1973
Expires Perpetual Cert. No. 26863 Receipt No. 5
Filed By Cooper, Sinnard & Bixby, Attys, Forest City, Iowa 50436
Filing Fee 2.00 Recording Fee 1.00 ............ Secretary of State

RECEIVED
1973 FEB 22 AM 8:28
SECRETARY OF STATE

# ARTICLES OF MERGER
# OF
# STITCHCRAFT CORPORATION
# INTO
# WINNEBAGO INDUSTRIES, INC.

TO: Secretary of State of the State of Iowa

Pursuant to the provisions of Section 496A.72 of the 1971 Code of Iowa, being the "Iowa Business Corporation Act", the undersigned adopts the following Articles of Merger for the merging of Stitchcraft Corporation into Winnebago Industries, Inc., the surviving corporation:

## ARTICLE I

Stitchcraft Corporation, an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective February 25, 1973, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Stitchcraft Corporation shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Stitchcraft Corporation now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and canceled.

## ARTICLE II

That the outstanding shares of Stitchcraft Corporation consists of one class only, being common, and total 157 shares in number, all held and owned by Winnebago Industries, Inc., the surviving corporation.

## ARTICLE III

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Stitchcraft Corporation, Winnebago Industries, Inc. has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 20th day of February, 1973.

WINNEBAGO INDUSTRIES, INC.

by John V. Hanson
John V. Hanson, President

by Elliott E. Cooper
Elliott E. Cooper, Secretary

WINNEBAGO INDUSTRIES, INC.
CORPORATE SEAL
IOWA

STATE OF IOWA
) ss
COUNTY OF WINNEBAGO

On this 20th day of February, 1973, before me, Frank F. Sinnard, a Notary Public in and for said county, personally appeared John V. Hanson and Elliott E. Cooper, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said John V. Hanson and Elliott E. Cooper acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Frank F. Sinnard
Frank F. Sinnard, Notary Public in and for Winnebago County, Iowa.

(NOTARIAL SEAL)

OFFICE OF THE SECRETARY OF STATE
Des Moines, Iowa

This instrument recorded in Book G-27 Page 245 February 22, 1973
Expires Perpetual Cert. No. 26864 Receipt No.
Filed By Cooper, Sinnard & Burke, Atty. Forest City, Iowa 50436
Secretary of State
Filing Fee $20.00 Recording Fee $1.00

STATEMENT OF CHANGE OF REGISTERED OFFICE, OF REGISTERED AGENT, OR BOTH, OF

Winnebago Industries, Inc.

RECEIVED
'74 JUN 13 PM 1 53
SECRETARY OF STATE
IOWA

To the Secretary of State
of the State of Iowa:

Pursuant to the provisions of the Iowa Business Corporation Act, the undersigned corporation, organized under the laws of the State of Iowa, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Iowa:

I. The name of the corporation is Winnebago Industries, Inc.

II. The address of its present registered office is 145 South Clark Street, Forest City, Iowa 50436
(Old Address)

III. The address to which its registered office is to be changed is Same
(New Address)

IV. The name of its present registered agent is Elliott E. Cooper

V. The name of its successor registered agent is Raymond M. Beebe

VI. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

VII. Such change was authorized by resolution duly adopted by its board of directors.

Dated June 11, 19 74.

WINNEBAGO INDUSTRIES, INC.

By [signature]
Its President

State of IOWA )
)ss
WINNEBAGO County )

I, John V. Hanson, being first duly sworn on oath, depose and state that I am the President of Winnebago Industries, Inc., and that I executed the foregoing instrument as President of the corporation, and that the statements contained therein are true.

[signature]

Subscribed and sworn to before me this 11th day of June, A. D. 19 74.

452

[signature]
Notary Public in and for Winnebago County

OFFICE OF THE SECRETARY OF STATE
452 June 13 1974
Receipt No. 2658
Filed By: Eugene Ehret? ... Beebe Atty. Forest City, Iowa
Filing Fee 1.00
Secretary of State

DOMESTIC FEE
FOREIGN FEE

A121490

AUG 21 1 47 PM '80
SECRETARY OF STATE
RECEIVED

ARTICLES OF MERGER
OF
WINNIE-VAK, INC.
INTO
WINNEBAGO INDUSTRIES, INC.

TO: Secretary of State of the State of Iowa

Pursuant to the provisions of Section 496A.72 of the 1979 Code of Iowa, being the "Iowa Business Corporation Act," the undersigned adopts the following Articles of Merger for the merging of Winnie-Vak, Inc. into Winnebago Industries, Inc., the surv'.ing corporation:

ARTICLE I

Winnie-Vak, Inc., an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective August 30, 1980, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Winnie-Vak, Inc. shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Winnie-Vak, Inc. now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and cancelled.

ARTICLE II

That the outstanding shares of Winnie-Vak, Inc. consist of one class only, being common, and total 60,000 shares in number, all held and owned by Winnebago Industries, Inc., the surviving corporation.

ARTICLE III

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Winnie-Vak, Inc., Winnebago Industries, Inc. has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 20th day of August, 1980.

WINNEBAGO INDUSTRIES, INC.

by: John K Hanson
John K. Hanson, President

by: Raymond M. Beebe
Raymond M. Beebe, Secretary

STATE OF IOWA )
) ss
COUNTY OF WINNEBAGO )

On this 20th day of August, 1980, before me, Maureen A. Cornelius, a Notary Public in and for said county, personally appeared John K. Hanson and Raymond M. Beebe, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said John K. Hanson and Raymond M. Beebe acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

MAUREEN A. CORNELIUS
Iowa
NOTARIAL SEAL

Maureen A. Cornelius
Maureen A. Cornelius, Notary Public in and for the State of Iowa

OFFICE OF THE SECRETARY OF STATE
H-37 39 August 21 80
This instrument recorded in Book ... 39690
Expires Perpetual
Filed By Cooper, Dinnard & Beebe, attys, Forest City, Iowa 50436
Filing Fee $20. Recording Fee $1.00

A132

STATEMENT OF CHANGE OF REGISTERED OFFICE,
OF REGISTERED AGENT, OR BOTH,
OF

WINNEBAGO INDUSTRIES, INC.

JAN 22 9 07 AM '81
SECRETARY OF STATE

To the Secretary of State
of the State of Iowa:

Pursuant to the provisions of the Iowa Business Corporation Act, the undersigned corporation, organized under the laws of the State of Iowa, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Iowa: (PLEASE NOTE FEE CHARGES AT BOTTOM OF PAGE)

I. The name of the corporation is Winnebago Industries, Inc.

II. The address of its present registered office is 145 South Clark Street, Forest City, Iowa 50436 (Winnebago County)
(Old Address)

*III. The address to which its registered office is to be changed is:
Junction Highways 9 & 69, Forest City, Iowa 50436 (Winnebago County)
(New Address)

IV. The name of its present registered agent is Raymond M. Beebe

V. The name of its successor registered agent is Raymond M. Beebe

VI. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

VII. Such change was authorized by resolution duly adopted by its board of directors.

Dated January 13, 19 81.

(Sign) WINNEBAGO INDUSTRIES, INC.

By: John K Hanson
Its President

Perpetual U-37 Vol 453 January 22 81
Winnebago, Forest City, Iowa 50436
Mary Jane Odell 46353

State of IOWA
WINNEBAGO County

I, John K. Hanson, being first duly sworn on oath depose and state that I am the President of Winnebago Industries, and that I executed the foregoing statement as President of the corporation, and that the statements contained therein are true.

(Sign) John K Hanson

Subscribed and sworn to before me this 13th day of January A. D. 19 81.

Notary Public in and for Winnebago County.

DOMESTIC FEE: $1.50
FOREIGN FEE: $1.00
*If the registered office is being changed from one county to another a duplicate ORIGINAL must be filed. This applies to Domestic (Iowa) corporations ...

Winnebago

# 44181
00C037652

MAILED
FEB 20 1986

A265032
#44183
#44181

JAN 6 9 57 AM '86
RECEIVED SECRETARY OF STATE

# ARTICLES OF MERGER
OF
WINNEBAGO PUBLIC WAREHOUSING CORPORATION
INTO
WINNEBAGO INDUSTRIES, INC.

TO: Secretary of State of the State of Iowa

Pursuant to the provisions of Section 496A.72 of the 1985 Code of Iowa, being the "Iowa Business Corporation Act," the undersigned adopts the following Articles of Merger for the merging of Winnebago Public Warehousing Corporation into Winnebago Industries, Inc., the surviving corporation:

## ARTICLE I

Winnebago Public Warehousing Corporation, an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective January 3, 1986, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Winnebago Public Warehousing Corporation shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Winnebago Public Warehousing Corporation now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and cancelled.

## ARTICLE II

That the outstanding shares of Winnebago Public Warehousing Corporation consist of one class only, being common, and total 25,000 shares in number, all held and owned by Winnebago Industries, Inc., the surviving corporation.

## ARTICLE III

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Winnebago Public Warehousing Corporation, Winnebago Industries, Inc. has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 3rd day of January, 1986.

WINNEBAGO INDUSTRIES, INC.

(CORPORATE SEAL: WINNEBAGO INDUSTRIES, INC. — IOWA)

by: Ronald E. Haugen
Ronald E. Haugen, President

by: Raymond M. Beebe
Raymond M. Beebe, Secretary

STATE OF IOWA )
) ss.
COUNTY OF WINNEBAGO )

On this 3rd day of January, 1986, before me, Shirley A. Roselius, a Notary Public in and for the State of Iowa, personally appeared Ronald E. Haugen and Raymond M. Beebe, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said Ronald E. Haugen and Raymond M. Beebe acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

SHIRLEY A. ROSELIUS
Iowa
NOTARIAL SEAL

Shirley A. Roselius
Shirley A. Roselius, Notary Public
in and for the State of Iowa

OFFICE OF THE SECRETARY OF STATE
DES MOINES, IOWA

This instrument received & filed ______ Date Jan 6 1986
Expires Perp. Number C0376532 Receipt No. ______
Filed By Winnebago Industries, Inc. P.O. Box 152, Forest City, Ia. 50436
Filing Fee 50.00 Recording Fee ______ [illegible] Secretary of State

A317002
44181
Winnebago

ARTICLES OF AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

WINNEBAGO INDUSTRIES, INC.

1988 JAN 25 AM 11:51
RECEIVED
SECRETARY OF STATE

MAILED
FEB 15 1988

To the Secretary of State of the State of Iowa:

Pursuant to the provisions of Section 496A.58 of the Iowa Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

(1) The name of the corporation is Winnebago Industries, Inc. The effective date of its incorporation was the 12th day of February, 1958. Its original name was Modernistic Industries of Iowa.

(2) The following Amendment of the Amended and Restated Articles of Incorporation was adopted by the shareholders of the corporation entitled to vote thereon on December 16, 1987 in the manner prescribed by the Iowa Business Corporation Act:

The following Article shall be added as a new Article VII of the Amended and Restated Articles of Incorporation of Winnebago Industries, Inc.:

"ARTICLE VII

A. NON-LIABILITY

A director of this corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) under Section 496A.44 of the Iowa Business Corporation Act. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If Iowa law is hereafter changed to permit further elimination or limitation of the liability of directors for monetary damages to the corporation or its shareholders, then the liability of a director of this corporation shall be eliminated or limited to the full extent then permitted.

B. INDEMNIFICATION

This corporation shall indemnify any person who is or was a director of the corporation or is or was serving (at such time as he or she is or was a director of the corporation) at the request of this corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent possible against all expenses, liabilities and loss (including attorneys' fees, judgments, fines or penalties and amounts paid or to be paid in settlement), actually incurred by such person relating to his or her conduct as a director

STATE OF IOWA

)ss

COUNTY OF WINNEBAGO

On this 17th day of December, 1987, before me, Shirley A. Roselius, a Notary Public in and for the State of Iowa, personally appeared Gerald W. Gilbert and Raymond M. Beebe, each to me personally known, who being by me duly sworn, did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Amendment to the Amended and Restated Articles of Incorporation was signed and executed on behalf of the corporation by authority of its Board of Directors and its shareholders entitled to vote; and the said Gerald W. Gilbert and Raymond M. Beebe acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.

SHIRLEY A. ROSELIUS
Iowa
NOTARIAL SEAL

Shirley A. Roselius

Shirley A. Roselius, Notary Public
in and for the State of Iowa

OFFICE OF THE SECRETARY OF STATE
DES MOINES, IOWA

This instrument recorded in Book — . Page — Jan 25 19 88

Expires Perp. Cert No. C089214 Receipt No. —

Filed by Winnebago Industries Inc. P.O. Box 152, Forest City, Ia 50436

Filing Fee 50.00 Recording Fee — Elaine Baxter Secretary of State

attn: Raymond M. Beebe

#44101

R193712

AR-1

**ELAINE BAXTER**
**Secretary of State**
**State of Iowa**

**IOWA 1992 ANNUAL REPORT for an IOWA CORPORATION**

Required by Iowa Code chapter 490

Return this report to the Secretary of State postmarked no later than March 31, 1992.

**1.** The name of the corporation, its registered agent, and its registered office.

490 DP-044781
WINNEBAGO INDUSTRIES, INC.
RAYMOND M. BEEBE
HWYS 9 & 69
FOREST CITY IA 50436

(You may make changes to the information printed above in the box at right.)

**ATTENTION:**

Complete this section if there is a change to the current registered agent and registered office as preprinted in item one of this report.

1. Name of the new registered agent:

_______________

(Please print)

X_______________

(Signature of new registered agent)

2. The address of the new registered office in Iowa is: P.O. Box 152
605 West Crystal Lake Road

Street Address (A street address is required. A post office box may be added.)

Forest City, Iowa 50436

(City, State, Zip)

3. The signature of a new registered agent constitutes the consent of the new agent to the appointment.

4. The name of the corporation and the address of the current registered agent and registered office are as stated in item one of this annual report.

5. After any change is made, the address of the registered office and the business address of the registered agent will be identical.

**2.** Address of the Principal Office of the Corporation

~~JUNCTION HIGHWAYS 9 & 69~~
FOREST CITY IA 50436

Change the address to:
605 West Crystal Lake Road
Forest City, Iowa 50436

ELAINE BAXTER
Secretary of State
FILED
Statement of Change
Date: 2-4-1992
Time: 16.30

Rec# R193712

**3.** Stock Authorized and Issued

| | CLASS | SERIES | AUTHORIZED | ISSUED |
|---|---|---|---|---|
| 1. | Common | -- | 60,000,000 | 25,011,952 |
| 2. | | | | |
| 3. | | | | |
| 4. | | | | |

**4.** Does the corporation own agricultural land in Iowa?

YES, the corporation owns [ 403 ] acres. (number of acres) [ ] NO

**5.** Is the corporation a "family farm corporation?" [ ] YES [ XXXX ] NO

**6. FILING FEE IS ENCLOSED** ............................................ **$30.00**

**7.** SIGNED X [signature], Secretary  515/582-3535

Signature/Title  Phone (optional)

Report must be signed by a person authorized by the board of directors to sign the report.

(1)

1034L8 - NS
44181 - S

11189409097.BQ 1285849ETRO SOS $50.00

**ARTICLES OF MERGER**
**OF**
**NORTH IOWA ELECTRONICS, INC.**
**INTO**
**WINNEBAGO INDUSTRIES, INC.**

TO: Secretary of State of the State of Iowa

Pursuant to the provisions of Sections 490.1104 and 490.1105 of the 1994 Code of Iowa, being the "Iowa Business Corporation Act," the undersigned adopts the following Articles of Merger for the merging of North Iowa Electronics, Inc. into Winnebago Industries, Inc., the surviving corporation:

**ARTICLE I**

North Iowa Electronics, Inc., an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective November 14, 1994, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of North Iowa Electronics, Inc. shall be thereupon transferred to Winnebago Industries, Inc. and the stock in North Iowa Electronics, Inc. now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and canceled.

**ARTICLE II**

That the outstanding shares of North Iowa Electronics, Inc. consist of one class only, being common, and total 100 shares in number, all held and owned by Winnebago Industries, Inc., the surviving corporation.

**ARTICLE III**

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of North Iowa Electronics, Inc., Winnebago Industries, Inc., has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 14th day of November, 1994.

WINNEBAGO INDUSTRIES, INC.

by: [signature]
Fred G. Dohrmann, President

by: [signature]
Raymond M. Beebe, Secretary

(2)

STATE OF IOWA )
)ss
COUNTY OF HANCOCK )

On this 14th day of November, 1994, before me, Karen C. Jefson, a Notary Public in and for the State of Iowa, personally appeared Fred G. Dohrmann and Raymond M. Beebe, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said Fred G. Dohrmann and Raymond M. Beebe acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Karen C. Jefson

Karen C. Jefson, Notary Public in and for the State of Iowa

ELAINE BAXTER
Secretary of State
FILED
Date: 11-14-1994
Time: 9:37
Receipt: 1157038

150130-NS
44181-5

1002951352S.0C001169896MERG SOS $50.00

**ARTICLES OF MERGER**
**OF**
**WINNEBAGO PRODUCTS, INC.**
**INTO**
**WINNEBAGO INDUSTRIES, INC.**

TO: Secretary of State of the State of Iowa

Pursuant to the provisions of Sections 490.1104 and 490.1105 of the 1995 Code of Iowa, being the "Iowa Business Corporation Act," the undersigned adopts the following Articles of Merger for the merging of Winnebago Products, Inc. into Winnebago Industries, Inc., the surviving corporation:

**ARTICLE I**

Winnebago Products, Inc., an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective September 29, 1995, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Winnebago Products, Inc. shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Winnebago Products, Inc. now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and canceled.

**ARTICLE II**

That the outstanding shares of Winnebago Products, Inc. consist of one class only, being common, and total 100 shares in number, all held and owned by Winnebago Industries, Inc., the surviving corporation.

**ARTICLE III**

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Winnebago Products, Inc., Winnebago Industries, Inc., has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 29th day of September, 1995.

WINNEBAGO INDUSTRIES CORPORATE SEAL IOWA

WINNEBAGO INDUSTRIES, INC.

By [signature]
Fred G. Dohrmann, President

By [signature]
Raymond M. Beebe, Secretary

0646

2

STATE OF IOWA )
)ss
COUNTY OF HANCOCK )

On this 29th day of September, 1995, before me, Karen C. Jefson, a Notary Public in and for the State of Iowa, personally appeared Fred G. Dohrmann and Raymond M. Beebe, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc,; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said Fred G. Dohrmann and Raymond M. Beebe acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

KAREN C JEFSON
Iowa
NOTARIAL SEAL

Karen C. Jefson

Karen C. Jefson, Notary Public in and
for the State of Iowa

PAUL D. PATE
Secretary of State
FILED
Date: 10-2-1995
Time: 11:12
Receipt: W91771

Articles of Amendment

RECEIVED
SECRETARY OF STATE
IOWA

00 MAY 15 AM 11:06

44181

537471 AMEND $50.00 DJC 2

ARTICLES OF AMENDMENT
OF
WINNEBAGO INDUSTRIES, INC.

TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

Pursuant to Section 1006 of the Iowa Business Corporation Act, the undersigned corporation adopts the following amendments to the corporation's articles of incorporation.

1. The name of the corporation is Winnebago Industries, Inc.

2. Article IV of the Articles of Incorporation of Winnebago Industries, Inc., as previously amended and restated, is further amended to read as follows:

Article IV

The total number of shares of stock which the Corporation shall have authority to issue is: seventy million (70,000,000), of which sixty million (60,000,000) shall be shares of Common Stock, $.50 par value, and ten million (10,000,000) shall be shares of Preferred Stock, $.01 par value (*"Series Preference Stock"*).

A statement of the designations and the powers, preferences and rights of such classes of stock and the qualifications, limitations or restrictions thereof, the fixing of which by the Articles of Incorporation is desired, and the authority of the Board of Directors to fix, by resolution or resolutions, the designations and the powers, preferences and rights of such classes of stock or the qualifications, limitations or restrictions thereof, which are not fixed hereby, are as follows:

A. Provisions Applicable to All Series of Series Preference Stock.

(1) Shares of Series Preference Stock may be issued from time to time in one or more series. The voting powers, designations, preferences, limitations and relative rights of each series may differ from those of any and all other series already outstanding; the terms of each series shall be specified in the resolution or resolutions hereinafter referred to; and the Board of Directors of the Corporation is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Series Preference Stock, the voting powers, designations, preferences, limitations and relative rights of each series, including, but without limiting the generality of the foregoing, the following:

(a) The rate and times at which, and the terms and conditions on which, dividends on the Series Preference Stock of such series shall be paid;

(b) The right, if any, of holders of Series Preference Stock of such series to convert the same into, or exchange the same for, other classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

4

(c) The redemption price or prices and the time at which, and the terms and conditions on which, Series Preference Stock of such series may be redeemed;

(d) The rights of the holders of Series Preference Stock of such series upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation;

(e) The voting power, if any, of the Series Preference Stock of such series; and

(f) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Series Preference Stock of such series.

(2) All shares of each series shall be identical in all respects to the other shares of such Series. The rights of the Common Stock of the Corporation shall be subject to the preferences and relative participating, optional and other special rights of the Series Preference Stock of each series as fixed herein and from time to time by the Board of Directors as aforesaid.

B. Provisions Applicable to Common Stock.

(1) After the requirements with respect to preferential dividends upon the Series Preference Stock of all classes and series thereof shall have been met and after the Corporation shall have complied with all requirements, if any, with respect to the setting aside of sums as a sinking fund or redemption or purchase account for the benefit of any class or series thereof, then, and not otherwise, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

(2) After distribution in full of the preferential amounts to be distributed to the holders of all classes and series thereof of Series Preference Stock then outstanding in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation and subject any additional or special rights of the Series Preference Stock as to the remaining assets of the Corporation for distribution, the holders of the Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to its shareholders ratably in proportion to the number of shares of Common Stock held by them respectively.

(3) Each holder of Common Stock shall have one vote in respect of each share of such stock held by such holder.

3. The date of adoption of the amendment to Article IV was January 11, 2000.

4. The amendment to Article IV was approved by the shareholders. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled

to vote separately on the amendment to Article IV, and the number of votes of each voting group indisputably represented at the meeting is as follows:

| DESIGNATION OF GROUP | SHARES OUTSTANDING | VOTES ENTITLED TO BE CAST ON AMENDMENT | VOTES REPRESENTED AT MEETING |
|---|---|---|---|
| Common Stock, par value $.50 | 21,827,651 | 21,827,651 | 19,602,899 |

4A. The total number of votes cast for the amendment to Article IV by each voting group entitled to vote separately on the amendment to Article IV is as follows:

| VOTING GROUP | VOTES FOR | VOTES AGAINST | VOTES ABSTAINED |
|---|---|---|---|
| Common Stock, $.50 par value | 12,108,884 | 4,561,968 | 2,932,047 |

The number of votes cast for the amendment to Article IV by each voting group was sufficient for approval by that voting group.

2. . Article VI of the Articles of Incorporation of Winnebago Industries, Inc., as previously amended and restated is further amended to read as follows:

DIRECTORS

The number of directors constituting the Board of Directors of the Corporation shall be not more than fifteen (15) and not less than three (3), the precise number to be determined by resolution of the Board of Directors from time to time.

Effective with the election of the directors at the annual meeting of shareholders to be held in 2000, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-laws; one class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 2001, another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 2002, and another class to hold office initially for a term expiring at the annual meeting of shareholders to be held in 2003, with the respective members of each class to hold office until their respective successors are elected and qualified. At each annual meeting of shareholders commencing with the annual meeting in 2001, the successors to the class of directors whose term then expires shall be elected to serve a three-year term and until their successors are duly elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any increase or decrease in the number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible.

Shareholders may remove directors only for cause.

Notwithstanding anything contained herein to the contrary, the affirmative vote of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend or adopt any provisions inconsistent with, or repeal this Article VI or any provision hereof at any annual or special meeting of shareholders.

3. The date of adoption of the amendment to Article VI was January 11, 2000.

4. The amendment to Article VI was approved by the shareholders. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment to Article VI, and the number of votes of each voting group indisputably represented at the meeting is as follows:

| DESIGNATION OF GROUP | SHARES OUTSTANDING | VOTES ENTITLED TO BE CAST ON AMENDMENT | VOTES REPRESENTED AT MEETING |
|---|---|---|---|
| Common Stock, par value $.50 | 21,827,651 | 21,827,651 | 19,602,899 |

4A. The total number of votes cast for and against the amendment to Article VI by each voting group entitled to vote separately on the amendment to Article VI is as follows:

| VOTING GROUP | VOTES FOR | VOTES AGAINST | VOTES ABSTAINED |
|---|---|---|---|
| Common Stock, $.50 par value | 11,981,563 | 4,714,699 | 2,906,637 |

The number of votes cast for the amendment to Article VI by each voting group was sufficient for approval by that voting group.

The effective date and time of this document is the time of filing on the date it is filed.

FILED
IOWA
SECRETARY OF STATE
5-15-00
11:06 AM
W240286

WINNEBAGO INDUSTRIES, INC.

By Bruce D. Hertzke

Bruce D. Hertzke
Chairman of the Board,
Chief Executive Officer and
President

Articles of amendment

SECRETARY OF STATE IOWA

00 MAY 15 AM 11:06

44181

537871 AMEND 550.00 EIC

ARTICLES OF AMENDMENT
of
WINNEBAGO INDUSTRIES, INC.

TO THE SECRETARY OF STATE OF THE STATE OF IOWA:

Pursuant to Section 1002 of the Iowa Business Corporation Act, the undersigned corporation adopts the following amendment to the corporation's articles of incorporation:

1. The name of the corporation is Winnebago Industries, Inc.

2. The Articles of Incorporation of Winnebago Industries, Inc., as previously amended and restated are further amendment by adding the following:

CERTIFICATE OF DESIGNATIONS

OF

SERIES A PREFERRED STOCK

OF

WINNEBAGO INDUSTRIES, INC.

(Pursuant to Section 490.602 of the
Iowa Business Corporation Act)

Winnebago Industries, Inc., a corporation organized and existing under the Iowa Business Corporation Act (hereinafter referred to as the *"Corporation"*), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (hereinafter referred to as the *"Board of Directors"*) pursuant to Section 490.602 of the Iowa Business Corporation Act at a meeting of the Board of Directors held on May 3, 2000:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Articles of Incorporation of the Corporation and Iowa law, the Board of Directors hereby creates a series of the Preferred Stock, par value $.01 per share (hereinafter referred to as the *"Preferred Stock"*), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:

SERIES A PREFERRED STOCK:

*Section 1. Designation and Amount.* The shares of such series shall be designated as "Series A Preferred Stock" (hereinafter referred to as the *"Series A Preferred Stock"*) and the

number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; *provided, however,* that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

*Section 2. Dividends and Distributions.* (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.50 per share (hereinafter referred to as the "*Common Stock*"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "*Quarterly Dividend Payment Date*"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); *provided* that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first

Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

*Section 3. Voting Rights.* The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

*Section 4. Certain Restrictions.* (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared,

on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, *provided* that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

*Section 5. Reacquired Shares.* Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

*Section 6. Liquidation, Dissolution or Winding Up.* Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the

Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, *provided* that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

*Section 7. Consolidation, Merger, etc.* In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

*Section 8. No Redemption.* The shares of Series A Preferred Stock shall not be redeemable.

*Section 9. Rank.* The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock of the Corporation.

*Section 10. Amendment.* The Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

3. The date of adoption of the amendment was May 3, 2000.

4. The amendment was adopted by the Board of Directors without action by the shareholders.

The effective date and time of this document is the time of filing on the date it is filed.

WINNEBAGO INDUSTRIES, INC.

By [signature]
Bruce D. Hertzke
Chairman of the Board,
Chief Executive Officer and President

FILED
IOWA
SECRETARY OF STATE
5-15-00
11:06 AM
W240287

44181-S
44185-NS

$50.00 SELFI 2 5/5/06
531603 MERG10
06 MAY -1 PM 3:04
SECRETARY OF STATE IOWA

# ARTICLES OF MERGER
# OF
# WINNEBAGO HEALTH CARE MANAGEMENT COMPANY
# INTO
# WINNEBAGO INDUSTRIES, INC.

TO: Secretary of State of the State of Iowa

Pursuant to the provision of Sections 490.1104 and 490.1105 of the Code of Iowa, being the "Iowa Business Corporation Act," the undersigned adopts the following Articles of Merger for the merging of Winnebago Health Care Management Company into Winnebago Industries, Inc., the surviving corporation:

## ARTICLE I

Winnebago Health Care Management Company, an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective May 1, 2006, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Winnebago Health Care Management Company shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Winnebago Health Care Management Company now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and canceled.

## ARTICLE II

All outstanding shares of Winnebago Health Care Management Company, consisting of one class only, being common, are held and owned by Winnebago Industries, Inc., the surviving corporation.

## ARTICLE III

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Winnebago Health Care Management Company, Winnebago Industries, Inc. has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 1st day of May, 2006

WINNEBAGO INDUSTRIES, INC.

By: [signature]
Edwin F. Barker, President

By: [signature]
Raymond M. Beebe, Secretary

(2)

STATE OF IOWA )
)ss:
COUNTY OF HANCOCK )

On this 1st day of May, 2006, before me, Karen C. Jefson, a Notary Public in and for the State of Iowa, personally appeared Edwin F. Barker and Raymond M. Beebe, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said Edwin F. Barker and Raymond M. Beebe acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Karen C. Jefson

Karen C. Jefson, Notary Public in and for
the State of Iowa

NOTARIAL SEAL IOWA
KAREN C. JEFSON
COMMISSION NO. 151407
MY COMMISSION EXPIRES
5-11-07

FILED
IOWA
SECRETARY OF STATE
5-4-2006
3:04 PM
W462789

44181-S
44176-NS

FILED
SECRETARY OF STATE
IOWA

2008 JAN 28 AM 11:13

522171 MER010 $50.00 KELLY 2 1/28/08

# ARTICLES OF MERGER
# OF
# WINNEBAGO ACCEPTANCE CORPORATION
# INTO
# WINNEBAGO INDUSTRIES, INC.

TO: Secretary of State of the State of Iowa

Pursuant to the provision of Sections 490.1104 and 490.1105 of the Code of Iowa, being the "Iowa Business Corporation Act," the undersigned adopts the following Articles of Merger for the merging of Winnebago Acceptance Corporation into Winnebago Industries, Inc., the surviving corporation:

## ARTICLE I

Winnebago Acceptance Corporation, an Iowa corporation, shall be merged into Winnebago Industries, Inc., also an Iowa corporation, effective January 25, 2008, with Winnebago Industries, Inc. being designated the surviving corporation; that such merger shall be a complete liquidation; that upon the effective date of said merger all property of Winnebago Acceptance Corporation shall be thereupon transferred to Winnebago Industries, Inc. and the stock in Winnebago Acceptance Corporation now held by Winnebago Industries, Inc., which constitutes all outstanding stock of such subsidiary, shall be surrendered and canceled.

## ARTICLE II

All outstanding shares of Winnebago Acceptance Corporation, consisting of one class only, being common, are held and owned by Winnebago Industries, Inc., the surviving corporation.

## ARTICLE III

That whereas Winnebago Industries, Inc., the surviving corporation, is the owner of all issued and outstanding stock of Winnebago Acceptance Corporation, Winnebago Industries, Inc. has waived the mailing of a copy of the plan of merger as would otherwise be required by law.

Dated this 25th day of January, 2008

WINNEBAGO INDUSTRIES, INC.

By: [signature]
Robert J. Olson, President

By: [signature]
Raymond M. Beebe, Secretary

2

21752

STATE OF IOWA )
)ss:
COUNTY OF HANCOCK )

On this 25th day of January, 2008, before me, Karen C. Jefson, a Notary Public in and for the State of Iowa, personally appeared Robert J. Olson and Raymond M. Beebe, each to me personally known, who being by me duly sworn did say that they are President and Secretary, respectively, of Winnebago Industries, Inc.; that the seal affixed thereto is the duly adopted seal of said corporation; that said Articles of Merger was signed and executed on behalf of the Corporation by the authority of its Board of Directors, and that the said Robert J. Olson and Raymond M. Beebe acknowledge execution of said instrument to be the voluntary act and deed of said Corporation by it and by them voluntarily executed.

Karen C Jefson

Karen C. Jefson, Notary Public in and for the
State of Iowa

NOTARIAL SEAL IOWA
KAREN C. JEFSON
COMMISSION NO. 151407
MY COMMISSION EXPIRES
5-11-2010

FILED
IOWA
SECRETARY OF STATE
1-28-08
11:13AM
W556941

21753

STATE OF IOWA
Secretary of State Office
# C-3873

I hereby certify that this is a true and complete document(s) to which the seal is affixed as filed in this office beginning Dec 14, 1966 to and including the date below.

Dated September 29, 2009

Michael A Mauro
Secretary Of State

By Patty Rinehart

45065